UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 6, 2011

Erie Indemnity Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24000	25-0466020
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Erie Insurance Place, Erie, Pennsylvania		16530
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(814)870-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Retention Agreement with Executive Vice President, Insurance Operations

On December 6, 2011, Erie Indemnity Company (the "Registrant") entered into an Executive Retention Agreement with Michael S. Zavasky, Executive Vice President, Insurance Operations of the Registrant and each of its subsidiaries and related companies (the "Retention Agreement"). The Retention Agreement provides for the retention of Mr. Zavasky’s services through December 31, 2012 (the "Retention Period"), thereby providing sufficient time for an orderly transition of Mr. Zavasky’s responsibilities upon his retirement on December 31, 2012.

The Retention Agreement provides that if Mr. Zavasky is employed in good standing with the Registrant throughout the Retention Period, and retires at the end of the Retention Period, he will receive a lump sum payment, less applicable taxes, of $475,000 on July 1, 2013. In addition, he will be eligible for payment for any unused vacation time, unused sick time, incentive compensation and employee benefits as provided for in accordance with each plan’s documents and the Registrant’s policies.

The Retention Agreement provides for a release by Mr. Zavasky of any claims he might have against the Registrant and its officers, directors and related persons; customary confidentiality provisions; a twelve month non-compete agreement beginning the date of his retirement; as well as an agreement by Mr. Zavasky to cooperate with the Registrant if his assistance is needed during the six months following his retirement in connection with matters that arose while he was employed by the Registrant.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Retention Agreement, a copy of which is filed as Exhibit 10.1 to this Report.

Item 8.01 Other Events.

Erie Indemnity Company issued a press release regarding the December 6, 2011 Board of Directors meeting, where the Board approved the management fee rate charged to the Erie Insurance Exchange and an increase in shareholders' dividends. See the Press Release attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 Executive Retention Agreement between Erie Indemnity Company and Michael S. Zavasky dated December 6, 2011

Exhibit 99.1 Press Release dated December 7, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erie Indemnity Company

December 8, 2011	By:	Marcia A. Dall

Name: Marcia A. Dall
Title: Executive Vice President & CFO

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Exhibit Index

Exhibit No.	Description

10.1	Executive Retention Agreement between Erie Indemnity Company and Michael S. Zavasky dated December 6, 2011
99.1	Press Release dated December 7, 2011